AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA ENTERPRISE ALLOCATION FUNDS

SUPPLEMENT DATED JANUARY 17, 2006 TO THE PROSPECTUS

DATED JANUARY 10, 2005, AS REVISED JUNE 4, 2005 AND SEPTEMBER 3, 2005

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Enterprise Allocation Funds of the AXA Enterprise Multimanager Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a change of investment sub-adviser to the AXA Enterprise International Growth Fund, an Underlying Fund in which the Trust’s Funds may invest.

The information provided below supercedes and replaces information regarding the AXA Enterprise International Growth Fund which is provided on Page 20 in the Section of the Prospectus “Information Regarding the Underlying Funds.”

International Equities

Fund and Sub-Advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks

AXA Enterprise International Growth Fund Sub-adviser: Wentworth, Hauser and Violich, Inc.	Seeks capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Sub-adviser believes are undervalued.

•      Currency Risk

•      Equity Risk

•      Foreign Investing and Emerging Markets Risk

•      Issuer-Specific Risk

•      Large-Capitalization Risk

•      Portfolio Management Risk

•      Small and Mid-Capitalization Risk

•      Sub-Adviser Selection Risk